Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2017
Acquisitions and Dispositions [Abstract]
Acquisitions and Dispositions [text block]

Acquisitions and Dispositions

Business Combinations

During the years 2017, 2016 and 2015, the Group did not undertake any acquisitions accounted for as business combinations.

Acquisitions and Dispositions of Noncontrolling Interests while Retaining Control

During 2017 and 2016, the Group did not engage in acquisitions or dispositions of noncontrolling interests while retaining control over the related subsidiaries.

Dispositions

During 2017, 2016 and 2015, the Group finalized several dispositions of subsidiaries/businesses. These disposals are mainly of businesses the Group had previously classified as held for sale. Accordingly, disposals in 2017 included the Group’s Argentine subsidiary Deutsche Bank S.A. and Sal. Oppenheim’s Luxembourg-based fund administration and custody business. Divestitures in 2016 comprised the sale of Abbey Life and Maher Terminals Port Elizabeth. Dispositions in 2015 mainly consisted of the sale of the Canadian port operations of Maher Terminals. For more detail on these transactions, please refer to Note 26 “Non-Current Assets and Disposal Groups Held for Sale”. The total cash consideration received for these dispositions in 2017, 2016 and 2015 was € 129 million, € 2.0 billion and € 555 million, respectively. The table below shows the assets and liabilities that were included in these disposals.

in € m.	2017	2016	2015
Cash and cash equivalents	47	0	0
All remaining assets	848	14,858	443
Total assets disposed	895	14,858	443
Total liabilities disposed	814	12,250	52